UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

KALA BIO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information set forth below under Item 8.01 of this Current Report on Form 8-K “Notice of Annual Meeting” is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

Notice of Annual Meeting

The Board of Directors of the Company has established January 30, 2026 as the date of the Company’s next annual meeting of stockholders (the “Annual Meeting”). The Company plans to publish additional details regarding the exact time, location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting.

Because the date of the Annual Meeting will change by more than 30 calendar days from the anniversary date of the Company’s last annual meeting of stockholders, the Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company’s Secretary at the principal executive offices of the Company by December 27, 2025, which the Company has determined to be a reasonable time before the Company’s proxy materials are due to be printed and sent. Such proposals must also comply with the Company’s Third Amended and Restated By-Laws (the “By-Laws”) and the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

The address of the Company’s principal executive offices is 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.

Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the By-Laws must submit timely notice to the Company in order for such matters to be considered at the Annual Meeting. Because the date of the Annual Meeting will be delayed by more than 60 days from the first anniversary of the Company’s last annual meeting of stockholders, in accordance with Sections 1.10(b) and 1.11(b) of the By-Laws, such notice must be received by the Company’s Secretary at the address above by December 27, 2025. Such proposals must also comply with all other requirements set forth in the By-Laws and other applicable laws.

Lazar Investments

As previously disclosed, on November 9, 2025, the Company entered into a Convertible Loan Agreement (the “Convertible Loan Agreement”) with David Lazar (the “Investor”) pursuant to which the Investor agreed to provide the Company a convertible loan in the aggregate amount of $375,000. Pursuant to the terms of the Convertible Loan Agreement, the Company was permitted to use a portion of the proceeds of the Convertible Loan Agreement for the purposes of facilitating the negotiation and finalization of an additional investment transaction with the Investor and the preparation and filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, which was filed with the Securities and Exchange Commission (“SEC”) on November 19, 2025.

Further, as previously disclosed, on November 23, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the Investor, pursuant to which the Company agreed to issue and sell, in a private placement, shares of Series AA Convertible Non-Redeemable Preferred stock (the “Series AA Preferred Shares”), par value $0.001 per share, of the Company and shares of Series AAA Convertible Non-Redeemable Preferred Stock (the “Series AAA Preferred Shares”, and together with the Series AA Preferred Shares, the “Placement Shares”), par value $0.001 per share, of the Company, in two closings for aggregate gross proceeds of up to $6.0 million. Pursuant to the Securities Purchase Agreement, Company agreed to issue and sell to the Investor at a first closing 900,000 Series AA Preferred Shares, at a price per Series AA Preferred Share equal to $2.00, for aggregate gross proceeds of $1.8 million. The closing for the Series AA Preferred Shares occurred on November 24, 2025 (the “Series AA Preferred Share Closing”).

In accordance with the Securities Purchase Agreement the Board appointed David Lazar as the Chief Executive Officer (and principal executive officer) of the Company, effective as of immediately following the Series AA Preferred Share Closing and as the principal financial officer of the Company, effective as of the business day following the Series AA Preferred Share Closing. On November 21, 2025, the Board also elected Mr. Lazar a Class II director, effective as of immediately prior to the execution and effectiveness of the Securities Purchase Agreement, to serve on the Board until the Company’s next Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Upon his election to the Board, Mr. Lazar commenced serving as the Chair of Board.

The Securities Purchase Agreement granted Mr. Lazar the right to sell, assign or otherwise transfer either the Placement Shares (as well as any Common Stock underlying any such Placement Shares) or his rights to acquire the Placement Shares (as well as any Common Stock underlying any such Placement Shares) (the “Purchase Agreement Transfer Rights”). We have been advised by Mr. Lazar that he has elected to act on his Purchase Agreement Transfer Rights and has contracted to sell to an unaffiliated investor, AK Holdings Group Inc., a Panamanian company, (the “Lazar Transferee”) all of his interest and rights in his rights and obligation to purchase the Series AAA Preferred Shares, as well as all of his rights, titles and interest in Securities Purchase Agreement (the “Lazar Sold Assets”), while retaining his holdings of the Series AA Preferred Shares and the Convertible Loan Agreement. Following the sale by Mr. Lazar of the Lazar Sold Assets, on December 11, 2025, the Company has engaged a principal of the Lazar Transferee as a consultant to advise the Company with respect to identifying and consummating a strategic alternative transaction.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including but not limited to statements about the Company’s expectations with respect to the occurrence of the Series AAA Preferred Share Closing, the potential receipt of Stockholder Approvals, the Company’s ability to identify and consummate a strategic alternative transaction on the timeline anticipated or at all and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether the conditions for the Series AAA Preferred Share Closing of the Private Placement will be satisfied, including the failure to obtain Stockholder Approvals; uncertainties as to the timing of the consummation of the Series AAA Preferred Share Closing; the Company’s ability to maintain its listing on The Nasdaq Capital Market; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and other filings the Company makes with the SEC. These forward-looking statements represent the Company’s views as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

Date: December 16, 2025	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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